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                                                                    EXHIBIT 10.7

                                SECOND AMENDMENT
                                   TO WARRANT
                               DATED APRIL 1, 1998

                             ENTITLING PAUL D. STONE
               TO PURCHASE 150,000 SHARES OF CLASS A COMMON STOCK

         THIS SECOND AMENDMENT (the "Second Amendment") to the Warrant dated April 1, 1998 and as amended on August 26, 1998, (the "Warrant"), entitling Paul
D. Stone (the "Initial Holder"), or registered assigns, to purchase 150,000 shares of Class A Common Stock, par value $.01 per share, of Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), is entered into effective as of April 29, 1999, by and between the Company and the Initial Holder.

                                    RECITALS:

         WHEREAS, the Initial Holder is the holder of the Warrant as of the date hereof;

         WHEREAS, in contemplation of the consummation of the merger (the "Merger") of CMC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Chancellor Media Corporation, with and into the Company, the parties hereto desire to amend the terms and provisions of the Warrant as hereinafter set forth;

         WHEREAS, the Merger shall become effective upon the filing of a certificate of merger in connection with the Merger with the Secretary of State of the State of Delaware, or at such later time specified in such certificate of merger (the "Effective Time"); and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Warrant.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. The First Amendment to Warrant dated April 1, 1998, which First Amendment was dated as of August 26, 1998, between the Company and the Initial Holder is hereby terminated and shall be of no further force or effect.

         2. Notwithstanding the terms of the Warrant, if on or before the Effective Time the Initial Holder's employment is not terminated for Cause or by the Initial Holder for other than Good


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Reason, then at the Effective Time the Warrant Shares shall become Vested
Warrant Shares and the Warrant shall be exercisable with respect to all or any part of the Vested Warrant Shares until the earlier to occur of (a) 5:00 p.m., Dallas, Texas time, on May 31, 2003, or (b) a Sale of the Company.

         3. If on or before the Effective Time the Initial Holder's employment is not terminated for Cause or by the Initial Holder for other than Good Reason, then at the Effective Time:

                  (a) Section 3.2 of the Warrant shall be deleted in its entirety; and

                  (b) Section 3.3 of the Warrant shall be amended (i) by deleting Section 3.3(b) and the second and third sentences of Section
         3.3 in their entirety and (ii) by adding the following sentence at the end of Section 3.3:

                           The Company shall give the Holder reasonable prior notice of the consummation of a Sale of the Company.

         4. Except as herein specifically amended or supplemented, the Warrant shall continue in full force and effect in accordance with its terms.

         5. This Second Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment effective as of the date first written above.

                                     COMPANY:

                                     CAPSTAR BROADCASTING CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     INITIAL HOLDER:



                                     -------------------------------------------
                                     Paul D. Stone